EXHIBIT 10.27

AMENDMENT AND AGREEMENT

     This Amendment and Agreement (this “Amendment”), dated as December 20 2002, by and between Cepheid (“SUPPLIER”) and Fisher Scientific Company L.L.C. (“FISHER”) amends the January 10, 2000 letter agreement and the August 30, 2001 modification and restatement of such letter agreement (together, the “Distribution Agreement”).

     1.     Paragraph 2(b) of the Distribution Agreement is deleted in its entirety and replaced by the following:

b.	Market Scope. FISHER is hereby designated an authorized non-exclusive distributor of the Products in the following markets: [***] (collectively, the “Yield”). Specifically included within the Field are research activities in the [***] . Specifically excluded from the Field are[***] (including applications subject to regulatory labeling including “For Investigational Use Only” or “For Research Use Only”), [***]

     2.     Paragraphs 2(c), 2(e), 2(t), 2(g) 2(h) and 2(i) of the Distribution Agreement are deleted in their entirety.

     3.     Paragraph 3 of the Distribution Agreement is deleted in its entirety and replaced by the following

3.	Product Prices. From the date of the Amendment, the Product list prices and discounts to FISHER shall be as listed in the revised Exhibit A attached to the Amendment. These prices shall be firm through December 31, 2003; these discounts shall be firm through the May 31, 2004 initial term of the Distribution Agreement. Prices may be increased by SUPPLIER no more than once in any 12 month period, with SUPPLIER providing FISHER with notice of increased prices no less than 90 days prior to the effective date (which effective date shall be no earlier than January 1, 2004) of such increased prices. No such price increase shall exceed the most recently published percentage price increase in the Producer Price Index (excluding food and energy) released by the U.S. Department of Commerce. Notwithstanding any of the foregoing, SUPPLIER may increase prices at any time in the event of increased costs to SUPPLIER for a computer supplied with a Product, or other parts or components of Products, or in the event of increased royalty amounts payable by SUPPLIER for intellectual property rights required in connection with the manufacture or sale of such Prod ct(s), in each cam, with such price increase to be no greater an amount than that which would permit SUPPLIER to maintain its percentage margin realized on the sale of such Product(s) as compared to its margin realized prior to the imposition of such increased cost or royalty. Each shipment shall be billed at the price in effect at the time of order placement. Notice of price changes shall be sent to:

MARKETING SERVICES DEPARTMENT Fisher Scientific Company 2000 Park Lane Pittsburgh, Pennsylvania 15275

With a copy to: Attn: Central Purchasing At the same address

     4.     Paragraph 3(a) of the Distribution Agreement is deleted in its entirety and replaced by the following:

c.	Payment Terms. Payment terms shall be net thirty days from receipt of valid invoice.

     5.     Paragraph 4 of the Distribution Agreement is deleted in its entirety and replaced by the following:

The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portion.

4.	Warranty. SUPPLIER shall warrant all Smart Cycler System Products for 12 months from delivery to FISHER’s customer and all accessories (except the computer supplied with a Product) for 12 months from delivery to FISHER’s customer. The warranty provided for the computer by the computer manufacturer will be transferred to FISHER’s customer. SUPPLIER also warrants that the Smart Cycler System to be distributed by FISHER in the Field shall be an “authorized thermal cycler” under the terms of the Thermal Cycler Authorization Program administered by Applied Biosystems Group, a division of Apples Corporation.

     6.     Paragraph 5 of the Distribution Agreement is deleted in its entirety and replaced by the following:

5.	Shipping. Upon receipt of a customer order from FISHER, within 30 days, SUPPLIER shall ship Products (FOB Sunnyvale, California) for direct delivery to FISHER’s customer. Upon shipment, an invoice will be sent to FISHER. SUPPLIER shall have the right to group or combine invoices for Products shipped for administrative convenience. Minimum order is $150.00.

     7.     Paragraph 7 of the Distribution Agreement is deleted in its entirety and replaced by the following:

7.	Marketing Support. During the term of the Distribution Agreement, FISHER shall use its reasonable efforts to actively promote the Products in the territory and the Field. In addition, during the term of the Distribution Agreement, FISHER shall, at its own cost:

•	Include the Products in FISHER catalogues, brochures and literature

•	Include SUPPLIER on supplier lists for FISHER’s web-site, brochures and publications

•	Display the Products at trade shows, as appropriate

•	Run at least half-page advertisements for Products in at least

•	two of each four issues of BioTrack

•	On one occasion, send its sales force trainers to SUPPLIER’s Sunnyvale headquarters for training

During the term of the Distribution Agreement, SUPPLIER shall, at its own cost:

•	Provide FISHER with Product and application literature in reasonable amounts

•	Provide FISHER with camera-ready art and copy for advertisements for Products in FISHER catalogues, brochures and literature, including BioTrack

•	On one occasion, train FISHER’s sales force trainers at SUPPLIER’s Sunnyvale headquarters

     8.     The last sentence of Paragraph 12 of the Distribution Agreement is deleted in its entirety and replaced by the following:

Each party shall provide the other with at least seventy-two (72) hours notice prior to making any public announcement or disclosure that is permitted by the immediately preceding sentence and that names FISHER or specifically discusses the relationship between SUPPLIER and FISHER. In the event that SUPPLIER breaches its covenant regarding this required prior notice, SUPPLIER shall, upon written request of FISHER, pay to FISHER, as liquidated damages for such breach, the amount of [ ***] in immediately available funds. In the event that FISHER makes such written request, the parties agree that such amount is reasonable and does not constitute a penalty, and payment by SUPPLIER of such liquidated damages shall be the sole and exclusive remedy of FISHER for any such breach by SUPPLIER in the event that FISHER does not make such written request, then FISHER shall retain all of its other rights and remedies with respect to such breach. In the event that FISHER takes any action with respect to exercising or enforcing its other rights and remedies

The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portion.

with respect to such breach, then FISHER shall irrevocably forfeit its right to make a written request to SUPPLIER for, or receive payment by SUPPLIER of, the liquidated damages described herein.

     9.     As amended hereby, the Distribution Agreement is, and shall continue to be, in full force and effect in accordance with its terms.

[The rest of this page is intentionally left blank.]

The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portion.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment and Agreement as of the date first above written.

CEPHEID

By:

Name:
Title:

FISHER SCIENTIFIC COMPANY L.L.C.

By:

Name:
Title:

The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portion.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment and Agreement as of the date first above written.

CEPHEID

By:

Name:
Title:

FISHER SCIENTIFIC COMPANY L.L.C.

By:

Name:
Title:

The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portion.

EXHIBIT A

SMART CYCLER SYSTEM (VERSION I)

Smart Cycler I Starter System (includes one 16-site processing block, accessory pack*, and desktop computer) (Part # SC1000N1-1)	2002 List Price	Fisher Price

	[***]	[**]% of List
2003 List Price

	N/A	N/A
Smart Cycler I Processing Block: (one 16-site processing block and USB interface cable) (Part* SC 1000N3-1	2002 List Price

	[***]	[**]% of List
2003 List Price

	[**]	[**]% of List

*     Accessory pack includes one mini-centrifuge, four reaction tube racks, one cooling block, software and users manual

SMART CYCLER SYSTEM (VERSION II)

Smart Cycler II Starter System (includes one 16-site processing block, accessory pack*, and desktop computer) (Part # SC2000N1-1)	2002 Special Merchandising Program Price	Fisher Price

	[**]	[**]% of Merchandizing Program Price
Special 2002 SCv2 Merchandising Program: During 2002, the SCv2 Sum System price recta an 8% product introduction discount Fisher receives an additional 10% discount from this reduced price for SCv2 orders received by Cepheid through 12/31/02.

In addition, for any SCv2 system that is shipped to a customer on or before 12/15/02 for which customer a valid quote for an SCv1 system is currently outstanding, Cepheid will price such SCv2 at the price quoted for such SCv1. Fisher receives an additional 10% discount from this reduced price for any such SCv2 orders

2003 List Price

	[**]	[**]% of List

The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portion.

Smart Cycler 11 Processing Block (one 16-site processing block and USB interface cable) (Part # SC2000M3-1)	2002 Special Merchandizing Program Price

	[**]	[**]% of Merchandizing Program Price
Special 2002 SCv2 Merchandizing Program:
During 2002, the SCv2 Processing Block Twice reflects a 10% product introduction discount. Fisher receives an additional 10% discount from this reduced price for SCv2 orders received by Cepheid through 12/31/02.

In addition, for any SCv2 processing block that is shipped to a customer on or before 12/15/02 for which customer a valid quote for an SCvl processing block is currently outstanding, Cepheid will price such SCv2 block at the price quoted for such SCv1 block. Fisher receives an additional 10% discount from this reduced price for any such SCv2 orders.

2003 List Price

	[**]	[**]% of List
Smart Cycler II Laptop System (one 16-site processing block, accessory pack*, laptop computer) (Part # SC2000N4-1)	2002 Special Merchandising Program Price

Special 2002 SCv2 Merchandizing Program:	[**]	[ **]% of Merchandizing Program Price
During 2002, the SCv2 Laptop System reflects a 6% product introduction discount. Fisher receives an additional 10% discount from this reduced price for SCv2 orders received by Cepheid through 12/31/02.

2003 List Price

	[**]	[**]% of List
Smart Cycler II TD System (one 16-site processing block, accessory pack*, laptop computer, rugged travel case) (Part # SC2000N2-1)	2002 Special Merchandizing Program Price

Special 2002 SCv2 Merchandizing Program:	[**]	[**]% of Merchandising Program Price
During 2002, the SCv2 TD System price reflects a 5% product introduction discount. Fisher receives an additional 10% discount from this reduced price for SCv2 orders received by Cepheid through 12/31/02.

2003 List Price

	[**]	[**]% of List

*     Accessory pack includes one mini-centrifuge, four reaction tube racks, one cooling block, software and users manual.

The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portion.

ACCESSORIES AND DISPOSABLES

Cooling block (part # 900-0028)	2002 List Price	Fisher Price

	[**]	[**]% of List

2003 List Price

	[**]	[**]% of List

Mini-centrifuge (Part # 900-0020 )	2002 List Price

	[**]	[**]% of List

2003 List Price

	[**]	[**]% of List

Tube racks, 4 pack (Part # 900-0027)	2002 List Price

	[**]	[**]% of List

2003 List Price

	Discontinued	N/A

Tube racks, 8 pack (Part # 900-0087)	2003 List Price

	[**]	[**]% of List

Smart Cycler Reaction Tubes 25 µL, qty 50 (Part # 900-0003)	2002 List Price

	[**]	[**]% of List

2003 List Price

	Discontinued	N/A

Smart Cycler Reaction Tubes, multipack 25 µL, qty 250 (Part # 900-0085)	2003 List Price

[**]

Smart Cycler Reaction 100 µL, qty 50 (Part # 900-0004)	2002 List Price

	[**]	[**]% of List

2003 List Price

	Discontinued	N/A

Smart Cycler Reaction Tubes, multipack 100 µL, qty 250 (Part # 900-0086)	2003 List Price

	[**]	[**]% of List

Smart Cycler Reaction Tubes 25 µL, qty 1,000 (Part # 900-0022)	2002 List Price

	[**]	[**]% of List

2003 List Price

	[**]	[**]% of List

Smart Cycler reaction Tubes 100 µL, qty 1,000 (Part 900-0023)	2002 List Price

	[**]	[**]% of List

2003 List Price

	[**]	[**]% of List